UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2013

Semi-Annual Repor t

Western Asset

Global Strategic

Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Strategic Income Fund

Fund objective

The Fund seeks high current income.

Effective August 1, 2012, changes were made to the Fund’s name and investment policies. There was no change in the Fund’s investment objective.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Strategic Income Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Strategic Income Fund for the six-month reporting period ended January 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 28, 2013

Western Asset Global Strategic Income Fund	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended January 31, 2013 (the “reporting period”), it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s second estimate showed that fourth quarter GDP growth was a tepid 0.1%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months and ended the reporting period at 7.9%. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 38.1% of the 12.3 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.4% on a seasonally adjusted basis in January 2013 versus the previous month and they were 9.1% higher than in January 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in January 2013, up 12.3% from January 2012. This marked the eleventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 4.9% in January, which represents a 4.2 month supply at the current sales pace. This represents the lowest inventory since April 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012, only to experience another setback in November 2012. However, it then improved late in the period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, prior to the beginning of the reporting period. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next two months, with the PMI increasing to 53.1 in January 2013, its best reading since April 2012.

Growth generally moderated overseas and, in some cases, fell back into a recession. But in its January 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.5% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.2% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.5% in 2013. In particular, China’s economy is expected to grow 8.2% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.5% in 2012 to 5.9% in 2013.

IV	Western Asset Global Strategic Income Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.23%. It rose as high as 0.32% on October 22 and hit a trough of 0.22% on August 31. The two-year Treasury ended the period at 0.27%. The yield on the ten-year Treasury began the period at 1.51%, its low over the six months ended January 31, 2013. Ten-year Treasuries peaked at 2.03% in late January and ended the period at 2.02%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, prior to the beginning of the reporting period, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% in July 2012, a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the

Western Asset Global Strategic Income Fund	V

European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff.” However, overall the spread sectors outperformed equal durationvi Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended January 31, 2013, the Barclays U.S. Aggregate Indexvii returned -0.28%.

Q. How did the high-yield market perform over the six months ended January 31, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 7.37% for the six months ended January 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite weakening at the end of the reporting period, the asset class generated solid results during the six months ended January 31, 2013. The asset class moved higher during five of the six months of the period given generally solid investor risk appetite. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 4.56% over the six months ended January 31, 2013.

Performance review

For the six months ended January 31, 2013, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 4.64%. The Fund’s new unmanaged benchmark, the Barclays U.S. Universal Indexx and its former benchmark, the Barclays U.S. Aggregate Index, returned 0.56% and -0.28, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 4.81% over the same time frame.

Performance Snapshot as of January 31, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Strategic Income Fund*:
Class A	4.64%
Class B2	4.22%
Class C	4.41%
Class C1♦	4.55%
Class I	4.92%
Barclays U.S. Universal Index	0.56%
Barclays U.S. Aggregate Index	-0.28%
Lipper Multi-Sector Income Funds Category Average[1]	4.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 249 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Global Strategic Income Fund

Investment commentary (cont’d)

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/ or expense reimbursements, without which the performance would have been lower. The 30-Day SEC Yields for the period ended January 31, 2013 for Class A, Class B, Class C, Class C1♦ and Class I shares were 3.30%, 2.62%, 2.78%, 3.01% and 3.75%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.64%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

* Effective September 1, 2012, the Fund’s performance benchmark changed to the Barclays U.S. Universal Index to be more in line with the Fund’s new global investment policies.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1♦ and Class I shares were 1.11%, 1.87%, 1.93%, 1.55% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.95% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 28, 2013

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global Strategic Income Fund	VII

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2013 and July 31, 2012 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

2	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2012 and held for the six months ended January 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	4.64%	$1,000.00	$1,046.40	1.12%	$5.78	[3]	Class A	5.00%	$1,000.00	$1,019.56	1.12%	$5.70
Class B	4.22	1,000.00	1,042.20	1.97	10.14	[3]	Class B	5.00	1,000.00	1,015.27	1.97	10.01
Class C	4.41	1,000.00	1,044.10	1.79	9.17	[4]	Class C	5.00	1,000.00	1,016.18	1.79	9.10
Class C1♦	4.55	1,000.00	1,045.50	1.55	7.99	[3]	Class C1♦	5.00	1,000.00	1,017.39	1.55	7.88
Class I	4.92	1,000.00	1,049.20	0.85	4.39	[3]	Class I	5.00	1,000.00	1,020.92	0.85	4.33

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	3
[1]	For the six months ended January 31, 2013, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1♦ shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

4	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — January 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Global Strategic	— Western Asset Global Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	5

Effective duration (unaudited)

Interest rate exposure — January 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Global Strategic	— Western Asset Global Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal

6	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 48.4%
Consumer Discretionary — 5.0%
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,750,000		$1,951,250
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	340,000		354,504	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	470,000		443,512
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	580,000		696,387
Hyundai Capital America, Senior Notes	2.125%	10/2/17	80,000		80,133	(a)
Total Automobiles					3,525,786
Hotels, Restaurants & Leisure — 1.0%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000		589,050
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000		827,750
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	180,000		195,075
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	555,690		594,588	(a)(b)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000		601,088
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,240,000		1,364,000	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	390,000		430,950
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	165,000		165,000	(a)(c)
Total Hotels, Restaurants & Leisure					4,767,501
Media — 2.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,095,000
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	132,131	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	270,542	(a)(d)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	130,000		193,486
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000		179,602
Comcast Corp., Notes	5.875%	2/15/18	20,000		23,840
Comcast Corp., Senior Notes	5.700%	5/15/18	320,000		381,721
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,820,000		2,056,600
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000		700,625
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000		1,702,400
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,940,000		1,988,500	(a)
News America Inc., Senior Notes	6.650%	11/15/37	50,000		62,985
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	930,000		1,040,437
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	750,000		789,586
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	130,000		138,746

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	7

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	40,000	$42,523
Time Warner Inc., Senior Notes	7.625%	4/15/31	225,000	305,238
Time Warner Inc., Senior Notes	6.250%	3/29/41	40,000	48,134
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000	738,500	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000	1,413,750	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	209,975	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000	160,875	(a)
Total Media				13,675,196
Specialty Retail — 0.4%
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,870,000	1,963,500	(a)
Total Consumer Discretionary				23,931,983
Consumer Staples — 1.6%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	380,000	449,873
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	140,000	137,449
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	150,000	174,247
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	300,000	301,818
Heineken NV, Senior Notes	1.400%	10/1/17	80,000	79,438	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	50,000	51,716
PepsiCo Inc., Senior Notes	0.700%	8/13/15	270,000	270,421
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	430,000	467,329	(a)
Total Beverages				1,932,291
Food & Staples Retailing — 0.2%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	167,258	192,951
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	363,111	421,257
Kroger Co., Senior Notes	6.150%	1/15/20	30,000	36,176
Safeway Inc., Senior Notes	4.750%	12/1/21	160,000	162,759
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	80,000	97,305
Total Food & Staples Retailing				910,448
Food Products — 0.3%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	452,000	535,764
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	550,000	576,347
Mondelez International Inc., Senior Notes	5.375%	2/10/20	198,000	235,676
Total Food Products				1,347,787
Tobacco — 0.7%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,050,000	2,188,375
Altria Group Inc., Senior Notes	4.750%	5/5/21	420,000	467,823
Altria Group Inc., Senior Notes	2.850%	8/9/22	280,000	271,346

See Notes to Financial Statements.

8	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	330,000	$337,717
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	120,000	126,033
Reynolds American Inc., Senior Notes	3.250%	11/1/22	80,000	79,337
Total Tobacco				3,470,631
Total Consumer Staples				7,661,157
Energy — 14.3%
Energy Equipment & Services — 2.0%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	160,000	169,437
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,500,000	1,601,250
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	1,250,000	1,331,250
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,150,000	2,343,500	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,880,000	1,898,800
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,660,000	1,801,100
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	40,000	44,627	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	603,450
Total Energy Equipment & Services				9,793,414
Oil, Gas & Consumable Fuels — 12.3%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000	1,354,900
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	90,000	106,749
Apache Corp., Senior Notes	3.250%	4/15/22	370,000	379,842
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,190,000	2,261,175
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	526,350
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,490,000	1,488,138	(a)
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	220,000	233,203
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	74,102
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	260,000	267,866
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	90,000	101,700
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	210,000	212,363
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	220,000	242,550
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,650,000	1,773,750
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	323,950
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,652,355
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	185,000	253,645
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,168,025
Continental Resources Inc., Senior Notes	7.125%	4/1/21	2,000,000	2,270,000

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	9

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	434,485	$356,278	(a)(b)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	270,000	380,606
Devon Energy Corp., Senior Notes	3.250%	5/15/22	60,000	60,421
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,269,821
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	370,000	423,049	(c)
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	20,000	23,352
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	30,000	35,292
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	80,000	92,464
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	100,000	112,842
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,400,000	1,333,500
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	2,069,925	(a)
Hess Corp., Notes	7.300%	8/15/31	140,000	173,945
Kerr-McGee Corp., Notes	6.950%	7/1/24	460,000	566,151
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	135,000	139,813
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	23,146
Kodiak Oil & Gas Corp., Senior Notes	5.500%	1/15/21	1,600,000	1,614,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	325,000	354,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,200,000	2,191,750
MEG Energy Corp., Senior Notes	6.500%	3/15/21	2,070,000	2,183,850	(a)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	350,000	379,516
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	360,000	377,640
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	387,500	(e)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,639,125
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	580,208
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,730,000	4,105,305
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	223,275
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,918,125
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,470,875
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,737,475
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000	2,165,367
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,140,000	1,267,199	(a)
Rockies Express Pipeline LLC, Senior Notes	6.000%	1/15/19	1,740,000	1,709,550	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,800,000	1,923,750	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	340,000	391,511
Teekay Corp., Senior Notes	8.500%	1/15/20	650,000	705,250

See Notes to Financial Statements.

10	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Notes	7.875%	9/1/21	109,000		$139,758
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	120,000		161,594
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,960,000		2,116,800
Total Oil, Gas & Consumable Fuels					58,494,941
Total Energy					68,288,355
Financials — 4.5%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000		30,555
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	150,000		150,545
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	650,000		738,814
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	140,000		158,386
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	40,000		48,674
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	270,000		260,662	(c)
Morgan Stanley, Senior Notes	4.750%	3/22/17	70,000		76,526
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	230,000		248,068
Total Capital Markets					1,712,230
Commercial Banks — 1.8%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	280,000		283,832
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	400,000		413,078
BNP Paribas SA, Senior Notes	2.375%	9/14/17	190,000		193,313
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	530,000		535,962
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	140,000		150,452
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	310,000		339,837	(a)(c)(f)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,170,000		1,230,254	(a)(f)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	410,000		438,710	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		74,550	(c)(f)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	50,000		51,584
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,516,037
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000		202,980	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/11/13	150,000		150,187	(c)(f)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	1,580,000		1,683,002
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	170,000		174,994
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	50,000		56,598
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	50,000		51,813
Total Commercial Banks					8,547,183

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	11

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 0.3%
American Express Co., Subordinated Debentures	6.800%	9/1/66	530,000	$565,112	(c)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	280,000	325,500
SLM Corp., Senior Notes	3.875%	9/10/15	490,000	510,096
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	250,000	249,131
Total Consumer Finance				1,649,839
Diversified Financial Services — 1.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,050,000	1,118,283
Bank of America Corp., Senior Notes	3.875%	3/22/17	100,000	107,244
Bank of America Corp., Senior Notes	5.750%	12/1/17	80,000	92,460
Bank of America Corp., Senior Notes	5.000%	5/13/21	20,000	22,412
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	500,000	547,327
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	320,000	323,600	(c)(f)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	140,000	143,479	(c)(f)
Citigroup Inc., Senior Notes	6.010%	1/15/15	640,000	697,496
Citigroup Inc., Senior Notes	6.875%	3/5/38	150,000	197,519
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	89,176
Emeralds, Notes	5.593%	8/4/20	9	0	(a)(d)(e)(g)(h)
General Electric Capital Corp., Notes	5.300%	2/11/21	170,000	193,649
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	90,000	91,540
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	130,000	145,670
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	90,000	105,596
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	710,000	936,273
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	120,000	141,900
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,360,000	1,509,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	480,000	589,200
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	480,000	480,826
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	50,000	54,769
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000	1,493,776
Total Diversified Financial Services				9,081,795
Insurance — 0.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	117,112
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	3/31/13	10,000	9,550	(c)(f)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	230,000	308,496	(a)
Total Insurance				435,158
Total Financials				21,426,205

See Notes to Financial Statements.

12	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 2.8%
Health Care Equipment & Supplies — 0.0%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000		$171,147
Health Care Providers & Services — 2.5%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	860,000		925,260
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	2,500,000		2,875,000
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	2,700,000		2,848,500
HCA Inc., Debentures	7.500%	11/15/95	70,000		62,825
HCA Inc., Senior Notes	5.750%	3/15/14	69,000		71,933
Humana Inc., Senior Notes	3.150%	12/1/22	70,000		68,490
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	2,700,000		3,057,750
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	290,000		303,693
US Oncology Inc. Escrow	—	—	545,000		13,625	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000		1,065,000
WellPoint Inc., Senior Notes	1.250%	9/10/15	80,000		80,639
WellPoint Inc., Senior Notes	3.700%	8/15/21	220,000		229,413
WellPoint Inc., Senior Notes	3.125%	5/15/22	170,000		169,114
Total Health Care Providers & Services					11,771,242
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	70,000		72,286
Pharmaceuticals — 0.3%
AbbVie Inc., Senior Notes	1.750%	11/6/17	310,000		311,027	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	190,000		188,240	(a)
Actavis Inc., Senior Notes	1.875%	10/1/17	80,000		80,384
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	210,000		212,560
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	300,000	EUR	424,214	(a)
Zoetis Inc., Senior Notes	3.250%	2/1/23	110,000		109,442	(a)
Total Pharmaceuticals					1,325,867
Total Health Care					13,340,542
Industrials — 4.5%
Aerospace & Defense — 0.8%
Boeing Co., Senior Notes	4.875%	2/15/20	230,000		271,005
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,737,000		1,915,043
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000		777,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000		1,030,750	(a)
Total Aerospace & Defense					3,993,798

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	13

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 0.8%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	415,881		$426,278
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,180,000		2,299,900	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	655,000		676,288	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	340,118		372,429
Total Airlines					3,774,895
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	169,000		189,280	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000		828,750	(a)
Total Building Products					1,018,030
Commercial Services & Supplies — 1.0%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000		756,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,000,000		2,160,000	(a)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,380,000		1,528,350
Waste Management Inc., Senior Notes	7.375%	5/15/29	80,000		103,196
Total Commercial Services & Supplies					4,548,046
Construction & Engineering — 0.1%
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	630,000		662,287	(a)
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	1.500%	11/2/17	110,000		109,864	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	280,000		272,731	(a)
Eaton Corp., Senior Notes	4.150%	11/2/42	130,000		126,336	(a)
Total Electrical Equipment					508,931
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	140,000		140,314
United Technologies Corp., Senior Notes	4.500%	6/1/42	110,000		118,663
Total Industrial Conglomerates					258,977
Machinery — 0.7%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,580,000		2,650,950	(a)
John Deere Capital Corp., Notes	2.250%	4/17/19	100,000		102,687
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	420,000	EUR	601,642	(a)
Loxam SAS, Senior Bonds	7.375%	1/24/20	150,000	EUR	204,688	(a)
Total Machinery					3,559,967
Road & Rail — 0.6%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000		1,077,500

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — continued
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	319,000		$349,305
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	515,000		569,075
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000		689,300
Total Road & Rail					2,685,180
Transportation — 0.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000		437,500	(a)
Total Industrials					21,447,611
Information Technology — 1.4%
Communications Equipment — 0.3%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,345,000		1,442,512	(a)
Electronic Equipment, Instruments & Components — 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	257,000		296,835	(a)
IT Services — 0.9%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000		2,950,425	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	1,560,000		1,563,900	(a)
Total IT Services					4,514,325
Software — 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	280,000		279,528
Total Information Technology					6,533,200
Materials — 7.9%
Chemicals — 0.8%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	1,450,000		1,504,375	(a)
Ecolab Inc., Senior Notes	4.350%	12/8/21	60,000		66,691
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	1,150,940	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	570,000		631,275
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	570,000		662,625
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	50,000		57,169
Total Chemicals					4,073,075
Construction Materials — 0.6%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,010,000		2,281,350	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000		564,200	(a)
Total Construction Materials					2,845,550
Containers & Packaging — 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,600,000		2,866,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		219,500	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	15

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Ball Corp., Senior Notes	6.750%	9/15/20	470,000		$520,525
Ball Corp., Senior Notes	5.750%	5/15/21	650,000		700,375
Crown Americas LLC/Crown Americas Capital Corp. IV, Senior Notes	4.500%	1/15/23	1,910,000		1,890,900	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000		268,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,720,000		2,788,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		526,750
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	80,000		80,804	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	90,000		89,924	(a)
Total Containers & Packaging					9,951,403
Metals & Mining — 3.5%
ArcelorMittal, Senior Notes	5.000%	2/25/17	130,000		133,219
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	110,000		113,251
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	190,000		204,659
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	280,000		356,591
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	150,000		158,222
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	20,000		20,325
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	180,000		180,447
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	60,000		59,301
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,950,000		2,013,375	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	305,000		297,814
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,500,000		1,625,000	(a)(g)
New World Resources NV, Senior Notes	7.875%	1/15/21	850,000	EUR	1,096,424	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	20,000		22,700
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,200,000		1,266,000	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	300,000		313,747
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	170,000		180,049
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	160,000		173,979
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000		21,241
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	2,420,000		2,710,400
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,000,000		2,210,000
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,820,000		2,966,640	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	430,000		433,770	(a)

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 3.5%
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	180,000	$181,706	(a)
Total Metals & Mining				16,738,860
Paper & Forest Products — 0.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,236,488
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,550,000	1,712,750	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,090,000	1,209,900	(a)
Total Paper & Forest Products				4,159,138
Total Materials				37,768,026
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.0%
AT&T Inc., Global Notes	5.500%	2/1/18	470,000	552,939
AT&T Inc., Global Notes	5.600%	5/15/18	40,000	47,648
AT&T Inc., Senior Notes	3.875%	8/15/21	140,000	152,344
AT&T Inc., Senior Notes	2.625%	12/1/22	240,000	232,588
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	68,250
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	556,250	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	180,000	203,746
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000	1,092,500
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	259,200	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,900,000	3,117,500	(a)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	40,000	44,418
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	60,000	65,117
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	130,000	158,196
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	32,000	43,786
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	180,000	223,516
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	100,000	96,039
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,682,665	1,783,625	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	774,000
Total Diversified Telecommunication Services				9,471,662
Wireless Telecommunication Services — 1.1%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000	5,255,475
Total Telecommunication Services				14,727,137
Utilities — 3.3%
Electric Utilities — 1.0%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,100,000	1,191,300	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	1,970,000	2,132,525

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	17

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	110,000	$130,657
Exelon Corp., Bonds	5.625%	6/15/35	620,000	681,600
FirstEnergy Corp., Notes	7.375%	11/15/31	305,000	382,229
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	150,000	190,780
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	40,000	53,936
Total Electric Utilities				4,763,027
Independent Power Producers & Energy Traders — 2.3%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	662,275
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,782,000	1,973,565	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,638,000	1,818,180	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,352,622
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	3,067,420
Total Independent Power Producers & Energy Traders				10,874,062
Total Utilities				15,637,089
Total Corporate Bonds & Notes (Cost — $223,222,606)				230,761,305
Asset-Backed Securities — 3.6%
ACE Securities Corp., 2006-GP1 A	0.464%	2/25/31	428,277	373,663	(c)
ACE Securities Corp., 2006-SL2 A	0.544%	1/25/36	681,900	85,006	(c)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.004%	8/25/32	635,769	108,869	(c)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.056%	4/15/33	471,368	440,876	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	300,000	304,160	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.454%	6/25/34	1,380,821	965,785	(c)
First Horizon ABS Trust, 2006-HE1 A	0.364%	10/25/34	519,430	377,051	(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.968%	3/18/29	475,000	435,271	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.705%	6/19/29	250,000	226,652	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.705%	2/20/30	250,000	225,677	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.708%	2/20/32	400,000	341,464	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.709%	3/13/32	550,000	462,017	(c)
GSAA Home Equity Trust, 2007-7 A4	0.474%	7/25/37	2,350,381	2,026,060	(c)
GSAMP Trust, 2006-S2 A2	0.404%	1/25/36	287,259	41,119	(c)
GSAMP Trust, 2006-S4 A1	0.294%	5/25/36	942,812	147,276	(c)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.504%	3/25/35	380,367	364,006	(a)(c)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	1,290,000	1,291,329	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.464%	6/25/36	3,439,309	734,783	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.561%	10/25/32	844,192	840,495	(c)

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Mid-State Trust, 6 A1	7.340%	7/1/35	304,444	$316,592
Origen Manufactured Housing, 2006-A A2	3.249%	10/15/37	2,198,372	1,472,909	(c)
Origen Manufactured Housing, 2007-A A2	2.920%	4/15/37	1,927,589	1,252,933	(c)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.984%	1/25/31	51,746	30,500	(c)
RAAC Series, 2006-RP2 A	0.454%	2/25/37	1,324,850	1,272,825	(a)(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.329%	8/25/33	203,022	187,548	(c)
SACO I Trust, 2006-4 A1	0.544%	3/25/36	219,754	175,461	(c)
SACO I Trust, 2006-6 A	0.464%	6/25/36	1,012,789	565,603	(c)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(a)(e)(g)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(e)(g)
SLM Student Loan Trust, 2012-6 A3	0.954%	5/26/26	1,900,000	1,920,315	(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.424%	2/25/36	3,381,370	206,343	(a)(c)
Total Asset-Backed Securities (Cost — $26,121,679)				17,192,591
Collateralized Mortgage Obligations — 6.1%
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	176,000	194,528	(c)
Banc of America Commercial Mortgage Inc., 2006-2 AM	5.767%	5/10/45	80,000	90,050	(c)
Banc of America Mortgage Securities, 2005-3 A4	3.136%	4/25/35	192,949	169,141	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.471%	2/25/36	1,160,367	1,056,228	(c)
Citigroup Commercial Mortgage Trust, 2007-C6 AM	5.702%	12/10/49	50,000	56,944	(c)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.881%	12/25/35	478,511	376,730	(c)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.504%	1/25/36	445,685	316,950	(c)
Countrywide Home Loans, 2005-R3 AF	0.604%	9/25/35	71,648	60,577	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.761%	9/15/39	260,000	269,815	(c)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	2,072,422	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.415%	3/19/45	349,160	297,224	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.091%	3/19/46	560,656	363,975	(c)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	160,000	161,600	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.675%	7/25/21	2,151,864	241,754	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.270%	4/25/21	6,238,884	521,992	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.582%	10/25/21	3,155,497	343,321	(c)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	19

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.455%	12/25/21	1,131,528	$112,317	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.515%	6/25/22	1,109,079	123,098	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.556%	2/25/18	3,747,957	252,584	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.090%	5/25/18	3,467,565	330,492	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.394%	6/25/21	8,036,887	681,126	(c)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	140,000	159,612
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.867%	7/10/38	250,000	281,469	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.007%	10/25/35	255,956	240,811	(c)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.555%	1/19/35	396,128	292,742	(c)
Impac CMB Trust, 2005-5 A1	0.844%	8/25/35	355,331	311,953	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.656%	3/25/35	319,979	290,086	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.404%	6/25/47	3,225,548	2,183,427	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	238,000	267,278
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	290,000	330,467
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.878%	2/12/51	30,000	34,965	(c)
JPMorgan Mortgage Trust, 2005-A6 7A1	3.030%	8/25/35	388,600	365,994	(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,222,398	1,186,393
MASTR ARM Trust, 2007-R5 A1	2.833%	11/25/35	1,366,335	759,903	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	52,219	53,177	(a)
Merit Securities Corp., 11PA B2	1.704%	9/28/32	289,537	285,435	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.696%	12/25/34	37,924	38,146	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	100,000	109,873	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.935%	8/15/45	1,471,361	166,971	(a)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 A4	2.918%	2/15/46	190,000	194,292
Mortgage IT Trust, 2005-2 1A1	0.464%	5/25/35	176,683	167,281	(c)
Mortgage IT Trust, 2005-3 A1	0.504%	8/25/35	337,445	318,257	(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.394%	9/25/46	2,437,959	1,744,431	(c)
Residential Accredit Loans Inc., 2006-QA1 A21	3.866%	1/25/36	1,237,886	954,853	(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.424%	2/25/46	1,949,753	965,443	(c)

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured ARM Loan Trust, 2004-09XS A	0.574%	7/25/34	288,879	$271,671	(c)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.745%	8/25/35	191,487	182,325	(c)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.414%	5/25/46	416,671	267,482	(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.554%	6/25/35	1,063,559	863,750	(a)(c)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	260,000	265,910	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.470%	10/25/35	32,480	32,134	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.474%	12/25/45	2,644,225	2,480,923	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.494%	12/25/45	513,442	464,856	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.474%	12/25/45	213,750	200,521	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.494%	12/25/45	320,625	294,475	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.690%	8/25/46	4,573,118	3,826,593	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.722%	4/25/36	86,797	81,469	(c)
Total Collateralized Mortgage Obligations (Cost — $29,617,534)				29,028,236
Convertible Bonds & Notes — 0.4%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,011,875
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	958,125
Total Convertible Bonds & Notes (Cost — $1,932,550)				1,970,000
Mortgage-Backed Securities — 1.3%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,194	3,664
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	141,719	163,802
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	154,651	168,155
Total FHLMC				335,621

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	21

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	32,059		$38,132
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	1,386		1,628
Total FNMA					39,760
GNMA — 1.2%
Government National Mortgage Association (GNMA)	7.000%	3/15/29-6/15/31	488,683		580,471
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	311,947		342,809
Government National Mortgage Association (GNMA)	4.500%	7/20/40	1,778,172		1,954,243
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	2,703,143		2,979,524
Total GNMA					5,857,047
Total Mortgage-Backed Securities (Cost — $6,009,699)					6,232,428
Sovereign Bonds — 33.4%
Argentina — 0.7%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,895,000		3,364,460
Australia — 1.9%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	9,301,668
Brazil — 2.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	726,828
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,042,000	BRL	9,965,717
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,956,000	BRL	1,015,992
Total Brazil					11,708,537
Canada — 4.4%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	11,741,678
Government of Canada, Bonds	4.000%	6/1/41	7,000,000	CAD	9,032,836
Total Canada					20,774,514
Indonesia — 1.9%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	7.000%	5/17/22	76,800,000,000	IDR	8,881,857	(a)(d)
Ireland — 0.6%
Republic of Ireland	5.000%	10/18/20	1,980,000	EUR	2,860,909
Israel — 1.0%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	4,845,507
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, Bonds	4.750%	9/1/21	2,050,000	EUR	2,962,287

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Malaysia — 0.5%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	$1,356,136
Government of Malaysia, Senior Bonds	4.262%	9/15/16	2,880,000	MYR	961,864
Total Malaysia					2,318,000
Mexico — 6.4%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	7,048,749
Mexican Bonos, Bonds	6.500%	6/9/22	264,023,500	MXN	23,103,707
Mexican Bonos, Bonds	10.000%	12/5/24	2,430,000	MXN	272,705
Total Mexico					30,425,161
New Zealand — 1.0%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	5,000,000	NZD	4,761,319
Norway — 1.0%
Government of Norway	4.250%	5/19/17	25,000,000	NOK	5,006,819
Peru — 0.6%
Republic of Peru, Senior Bonds	7.840%	8/12/20	5,930,000	PEN	2,897,887
Russia — 3.5%
Russian Federation, Bonds	7.400%	6/14/17	433,500,000	RUB	15,165,047
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	1,426,000		1,785,352	(a)
Total Russia					16,950,399
Spain — 0.6%
Kingdom of Spain	5.850%	1/31/22	2,000,000	EUR	2,886,332
Sweden — 1.0%
Government of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,859,194
Turkey — 3.3%
Republic of Turkey, Bonds	10.000%	12/4/13	8,300,000	TRY	4,908,031
Republic of Turkey, Bonds	9.000%	3/5/14	6,000,000	TRY	3,545,416
Republic of Turkey, Bonds	9.000%	3/8/17	5,550,000	TRY	3,472,793
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		971,034
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,270,000		2,775,075
Total Turkey					15,672,349
Venezuela — 1.9%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,350,000		9,083,525	(a)
Total Sovereign Bonds (Cost — $153,901,650)					159,560,724
U.S. Government & Agency Obligations — 4.0%
U.S. Government Agencies — 1.8%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000		512,300
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000		560,690
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	570,000		845,626

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	23

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000	$1,225,901
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000	711,793
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000	206,333
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000	758,516
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000	1,215,325
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000	310,547
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000	99,802
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000	619,601
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000	723,629
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000	35,773
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000	638,557
Total U.S. Government Agencies				8,464,393
U.S. Government Obligations — 2.2%
U.S. Treasury Bonds	2.750%	8/15/42	9,670,000	8,906,979
U.S. Treasury Notes	1.625%	8/15/22	860,000	836,820
U.S. Treasury Notes	1.625%	11/15/22	860,000	832,722
Total U.S. Government Obligations				10,576,521
Total U.S. Government & Agency Obligations (Cost — $18,225,569)				19,040,914

			Shares
Common Stocks — 0.4%
Consumer Discretionary — 0.4%
Media — 0.4%
Charter Communications Inc., Class A Shares			22,538	1,757,288	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			218	15,729	*
Total Common Stocks (Cost — $756,963)				1,773,017
Convertible Preferred Stocks — 0.1%
Utilities — 0.1%
Electric Utilities — 0.1%
AES Trust III (Cost — $259,220)	6.750%		5,200	260,780
Preferred Stocks — 0.8%
Financials — 0.7%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		115,000	3,067,050	(c)

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset Global Strategic Income Fund

Security	Rate		Shares	Value
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		16,975	$472,923	(c)
Total Financials				3,539,973
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal	6.000%		23,500	612,469	*
Total Preferred Stocks (Cost — $4,082,772)				4,152,442

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.1%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.19 Index, Put @ $92.00		3/20/13	56,000,000	27,152
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.19 Index, Put @ $96.50		3/20/13	96,000,000	174,101
U.S. Dollar/Eurodollar, Put @ 0.67		5/10/13	2,500,000	766
U.S. Dollar/Eurodollar, Put @ 0.77		5/10/13	2,500,000	121,235
U.S. Treasury Notes 10 Year Futures, Call @ $133.50		2/22/13	84	2,625
Total Purchased Options (Cost — $1,037,402)				325,879

			Warrants
Warrants — 0.0%
Charter Communications Inc.		11/30/14	897	27,358	*
SemGroup Corp.		11/30/14	4,698	86,913	*(d)(g)
Total Warrants (Cost — $1,794)				114,271
Total Investments — 98.6% (Cost — $465,169,438#)				470,412,587
Other Assets in Excess of Liabilities — 1.4%				6,656,666
Total Net Assets — 100.0%				$477,069,253

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of January 31, 2013.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security.

(h)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	25

Western Asset Global Strategic Income Fund

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CMB	—Cash Management Bill
EUR	—Euro
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
IO	—Interest Only
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Dollar/Eurodollar, Put	5/10/13	$0.69	2,500,000	$3,094

			Notional Amount†
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	92.00	56,000,000	27,152
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	96,000,000	174,101
Total Written Options (Premiums received — $1,016,516)				$204,347

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2013

Assets:
Investments, at value (Cost — $465,169,438)	$470,412,587
Interest receivable	6,298,536
Cash	4,043,099
Receivable for securities sold	3,050,226
Foreign currency, at value (Cost — $1,405,132)	1,415,860
Deposits with brokers for open futures contracts	950,381
Receivable for open swap contracts	721,141
Unrealized appreciation on forward foreign currency contracts	513,154
Receivable for Fund shares sold	384,538
Deposits with brokers for swap contracts	200,000
Swaps, at value (premiums paid — $82,041)	114,808
Receivable from broker — variation margin on open futures contracts	17,978
Prepaid expenses	51,985
Total Assets	488,174,293

Liabilities:
Payable for securities purchased	6,616,147
Payable for Fund shares repurchased	1,507,835
Unrealized depreciation on forward foreign currency contracts	1,409,378
Payable for open swap contracts	479,928
Investment management fee payable	263,833
Written options, at value (premiums received — $1,016,516)	204,347
Service and/or distribution fees payable	130,437
Distributions payable	82,194
Swaps, at value (premiums received — $87,093)	41,509
Trustees’ fees payable	9,100
Accrued expenses	360,332
Total Liabilities	11,105,040
Total Net Assets	$477,069,253

Net Assets:
Par value (Note 7)	$665
Paid-in capital in excess of par value	509,398,744
Undistributed net investment income	9,605,843
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(47,054,690)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	5,118,691
Total Net Assets	$477,069,253

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	27

Shares Outstanding:
Class A	54,355,734
Class B	2,053,379
Class C	123,741
Class C1♦	8,584,973
Class I	1,386,257

Net Asset Value:
Class A (and redemption price)	$7.17
Class B*	$7.09
Class C*	$7.17
Class C1♦*	$7.19
Class I (and redemption price)	$7.21
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.49

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.
*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2013

Investment Income:
Interest	$13,567,960
Dividends	142,282
Less: Foreign taxes withheld	(249)
Total Investment Income	13,709,993

Expenses:
Investment management fee (Note 2)	1,571,643
Service and/or distribution fees (Notes 2 and 5)	779,033
Transfer agent fees (Note 5)	373,569
Registration fees	39,920
Legal fees	35,066
Shareholder reports	28,531
Audit and tax	27,721
Fund accounting fees	23,533
Custody fees	20,038
Insurance	5,568
Trustees’ fees	3,925
Miscellaneous expenses	3,807
Total Expenses	2,912,354
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,037)
Net Expenses	2,910,317
Net Investment Income	10,799,676

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	5,244,964
Futures contracts	553,963
Written options	648,667
Swap contracts	254,784
Foreign currency transactions	541,103
Net Realized Gain From Investments Transactions	7,243,481
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,606,763
Futures contracts	(563,847)
Written options	772,565
Swap contracts	(125,639)
Foreign currencies	(1,764,837)
Change in Net Unrealized Appreciation (Depreciation) From Investments	3,925,005
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	11,168,486
Increase in Net Assets from Operations	$21,968,162

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended January 31, 2013 (unaudited) and the Year Ended July 31, 2012	2013	2012

Operations:
Net investment income	$10,799,676	$17,113,369
Net realized gain	7,243,481	13,913,611
Change in net unrealized appreciation (depreciation)	3,925,005	7,633,144
Increase in Net Assets From Operations	21,968,162	38,660,124

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,073,506)	(18,935,746)
Decrease in Net Assets From Distributions to Shareholders	(10,073,506)	(18,935,746)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	35,289,434	87,074,834
Reinvestment of distributions	9,581,363	18,113,368
Cost of shares repurchased	(57,281,047)	(109,318,777)
Decrease in Net Assets From Fund Share Transactions	(12,410,250)	(4,130,575)
Increase (Decrease) in Net Assets	(515,594)	15,593,803

Net Assets:
Beginning of period	477,584,847	461,991,044
End of period*	$477,069,253	$477,584,847
* Includes undistributed net investment income of:	$9,605,843	$8,879,673

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.00	$6.70	$6.40	$5.68	$5.82	$6.52

Income (loss) from operations:
Net investment income	0.16	0.25	0.26	0.28	0.37	0.40
Net realized and unrealized gain (loss)	0.16	0.32	0.34	0.73	(0.12)	(0.68)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	0.32	0.57	0.60	1.02	0.25	(0.28)

Less distributions from:
Net investment income	(0.15)	(0.27)	(0.30)	(0.30)	(0.39)	(0.42)
Total distributions	(0.15)	(0.27)	(0.30)	(0.30)	(0.39)	(0.42)

Net asset value, end of period	$7.17	$7.00	$6.70	$6.40	$5.68	$5.82
Total return[3]	4.64%	8.75%	9.62%	18.37%[4]	5.28%	(4.66)%

Net assets, end of period (000s)	$389,945	$388,726	$369,884	$394,057	$363,290	$438,360

Ratios to average net assets:
Gross expenses	1.12%[5]	1.11%	1.11%	1.08%	1.12%	1.07%
Net expenses[6]	1.12 [5]	1.11	1.11	1.08	1.09 [7,8]	1.00 [7,8]
Net investment income	4.55 [5]	3.79	3.97	4.63	7.12	6.32

Portfolio turnover rate[9]	50%	84%	144%	83%	32%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, to average net assets of Class A shares did not exceed 1.00%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 56% for the six months ended January 31, 2013 and 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$6.92	$6.86	$6.56	$5.71	$5.85	$6.56

Income (loss) from operations:
Net investment income	0.13	0.20	0.22	0.25	0.34	0.36
Net realized and unrealized gain (loss)	0.16	0.32	0.35	0.74	(0.12)	(0.69)
Proceeds from settlement of a regulatory matter	—	—	—	0.13	—	—
Total income (loss) from operations	0.29	0.52	0.57	1.12	0.22	(0.33)

Less distributions from:
Net investment income	(0.12)	(0.46)	(0.27)	(0.27)	(0.36)	(0.38)
Total distributions	(0.12)	(0.46)	(0.27)	(0.27)	(0.36)	(0.38)

Net asset value, end of period	$7.09	$6.92	$6.86	$6.56	$5.71	$5.85
Total return[3]	4.22%	8.00%	8.81%	19.95%[4]	4.60%	(5.39)%

Net assets, end of period (000s)	$14,560	$16,726	$23,200	$34,422	$47,642	$74,664

Ratios to average net assets:
Gross expenses	1.97%[5]	1.87%	1.81%	1.69%	1.76%	1.67%
Net expenses[6]	1.97 [5]	1.87	1.81	1.69	1.76	1.67
Net investment income	3.71 [5]	3.05	3.27	4.08	6.49	5.63

Portfolio turnover rate[7]	50%	84%	144%	83%	32%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 56% for the six months ended January 31, 2013 and 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares	2013[1,2]

Net asset value, beginning of period	$6.99

Income from operations:
Net investment income	0.13
Net realized and unrealized gain	0.18
Total income from operations	0.31

Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)

Net asset value, end of period	$7.17
Total return[3]	4.41%

Net assets, end of period (000s)	$887

Ratios to average net assets:
Gross expenses[4]	1.79%
Net expenses[4,5,6]	1.79
Net investment income[4]	3.60

Portfolio turnover rate[7]	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 56% for the six months ended January 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1♦ Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.01	$6.72	$6.42	$5.69	$5.83	$6.53

Income (loss) from operations:
Net investment income	0.15	0.22	0.23	0.26	0.34	0.37
Net realized and unrealized gain (loss)	0.17	0.32	0.35	0.73	(0.11)	(0.69)
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—	—
Total income (loss) from operations	0.32	0.54	0.58	1.01	0.23	(0.32)

Less distributions from:
Net investment income	(0.14)	(0.25)	(0.28)	(0.28)	(0.37)	(0.38)
Total distributions	(0.14)	(0.25)	(0.28)	(0.28)	(0.37)	(0.38)

Net asset value, end of period	$7.19	$7.01	$6.72	$6.42	$5.69	$5.83
Total return[3]	4.55%	8.20%	9.17%	18.02%[4]	4.78%	(5.14)%

Net assets, end of period (000s)	$61,683	$64,473	$64,105	$69,630	$72,302	$88,052

Ratios to average net assets:
Gross expenses	1.55%[5]	1.55%	1.58%	1.52%	1.58%	1.52%
Net expenses[6]	1.55 [5]	1.55	1.58	1.52	1.58	1.52
Net investment income	4.12 [5]	3.35	3.51	4.21	6.65	5.79

Portfolio turnover rate[7]	50%	84%	144%	83%	32%	46%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C1 received $211,891 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 56% for the six months ended January 31, 2013 and 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.03	$6.73	$6.42	$5.70	$5.83	$6.53

Income (loss) from operations:
Net investment income	0.17	0.27	0.28	0.28	0.41	0.42
Net realized and unrealized gain (loss)	0.17	0.31	0.34	0.75	(0.13)	(0.68)
Total income (loss) from operations	0.34	0.58	0.62	1.03	0.28	(0.26)

Less distributions from:
Net investment income	(0.16)	(0.28)	(0.31)	(0.31)	(0.41)	(0.44)
Total distributions	(0.16)	(0.28)	(0.31)	(0.31)	(0.41)	(0.44)

Net asset value, end of period	$7.21	$7.03	$6.73	$6.42	$5.70	$5.83
Total return[3]	4.92%	8.93%	9.86%	18.43%	5.81%	(4.34)%

Net assets, end of period (000s)	$9,994	$7,660	$4,802	$4,110	$841	$15,916

Ratios to average net assets:
Gross expenses	0.89%[4]	0.93%	0.90%	1.03%	0.72%	0.69%
Net expenses[5,6]	0.85 [4,7]	0.92 [7]	0.90 [7]	0.95 [7]	0.70 [8]	0.68 [8]
Net investment income	4.82 [4]	3.95	4.20	4.55	7.77	6.61

Portfolio turnover rate[9]	50%	84%	144%	83%	32%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[8]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.68%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 56% for the six months ended January 31, 2013 and 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and

36	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	37

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$230,405,027	$356,278	$230,761,305
Asset-backed securities	—	17,192,591	—	17,192,591
Collateralized mortgage obligations	—	29,028,236	—	29,028,236
Convertible bonds & notes	—	1,970,000	—	1,970,000
Mortgage-backed securities	—	6,232,428	—	6,232,428
Sovereign bonds	—	159,560,724	—	159,560,724
U.S. government & agency obligations	—	19,040,914	—	19,040,914
Common stocks	$1,773,017	—	—	1,773,017
Convertible preferred stocks	260,780	—	—	260,780
Preferred stocks	3,539,973	612,469	—	4,152,442
Purchased options	2,625	323,254	—	325,879
Warrants	—	114,271	—	114,271
Total investments	$5,576,395	$464,479,914	$356,278	$470,412,587
Other financial instruments:
Futures contracts	$4,402,866	—	—	$4,402,866
Forward foreign currency contracts	—	$513,154	—	513,154
Credit default swaps on credit indices — buy protection‡	—	40,587	—	40,587
Total return swaps	—	74,221	—	74,221
Total other financial instruments	$4,402,866	$627,962	—	$5,030,828
Total	$9,979,261	$465,107,876	$356,278	$475,443,415

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$204,347	—	$204,347
Futures contracts	$4,601,397	—	—	4,601,397
Forward foreign currency contracts	—	1,409,378	—	1,409,378
Credit default swaps on credit indices — sell protection‡	—	41,509	—	41,509
Total	$4,601,397	$1,655,234	—	$6,256,631

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

38	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	39

forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case

40	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	41

the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2013, the total notional value of all credit default swaps to sell protection is $1,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended January 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront

42	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	43

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

44	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	45

if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,655,234. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $200,000, which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

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Notes to financial statements (unaudited) (cont’d)

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	47

advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C and Class I shares did not exceed 1.95% and 0.85%. Prior to August 1, 2012, the expense limitation arrangement for Class I shares was 0.95%. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended January 31, 2013, fees waived and/or expenses reimbursed amounted to $2,037.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C and Class C1 shares (on August 1, 2012, Class C shares were reclassified as Class C1 shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

48	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended January 31, 2013, LMIS and its affiliates received sales charges of $27,294 on sales charges of the Fund’s Class A shares. In addition, for the six months ended January 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C1♦
CDSCs	$49	$7,406	$1,249

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2013, the Fund had accrued $7,051 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$166,523,785	$92,327,087
Sales	147,352,730	120,416,257

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$25,394,042
Gross unrealized depreciation	(20,150,893)
Net unrealized appreciation	$5,243,149

At January 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	543	3/13	$72,468,390	$71,285,719	$(1,182,671)
U.S. Treasury Ultra Long-Term Bonds	403	3/13	66,494,310	63,082,094	(3,412,216)
					(4,594,887)
Contracts to Sell:
U.S. Treasury 2-Year Notes	99	3/13	21,815,256	21,821,766	(6,510)
U.S. Treasury 5-Year Notes	196	3/13	24,372,238	24,251,937	120,301
U.S. Treasury 30-Year Bonds	795	3/13	118,340,221	114,057,656	4,282,565
					4,396,356
Net unrealized loss on open futures contracts					$(198,531)

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	49

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Malaysian Ringgit	Citibank N.A.	10,250,000	$3,298,297	2/8/13	$(33,140)
Euro	Citibank N.A.	143,711	195,143	2/15/13	5,456
Euro	Citibank N.A.	475,000	644,996	2/15/13	26,888
Euro	Citibank N.A.	1,400,000	1,901,042	2/15/13	35,016
Euro	Citibank N.A.	318,896	433,025	2/15/13	12,507
Euro	JPMorgan Chase Bank	868,939	1,179,921	2/15/13	62,294
Singapore Dollar	Citibank N.A.	5,502,000	4,445,451	2/15/13	(47,665)
Swedish Krona	Citibank N.A.	16,650,000	2,618,187	2/15/13	140,029
Brazilian Real	Citibank N.A.	5,008,077	2,503,762	3/15/13	60,797
Brazilian Real	Citibank N.A.	5,008,077	2,503,762	3/15/13	60,797
Japanese Yen	Morgan Stanley & Co. Inc.	428,500,000	4,688,528	4/25/13	(145,496)
					177,483
Contracts to Sell:
Malaysian Ringgit	Citibank N.A.	10,250,000	3,298,297	2/8/13	63,461
Australian Dollar	Citibank N.A.	6,333,590	6,599,134	2/15/13	(62,869)
Euro	Citibank N.A.	9,897,909	13,440,245	2/15/13	(822,787)
Euro	Citibank N.A.	200,000	271,577	2/15/13	(4,561)
Euro	Citibank N.A.	5,197,000	7,056,940	2/15/13	(153,389)
Euro	Citibank N.A.	299,105	406,151	2/15/13	(4,089)
Euro	UBS AG	494,001	670,798	2/15/13	(35,834)
Brazilian Real	Citibank N.A.	4,100,000	2,049,774	3/15/13	(49,774)
Brazilian Real	Citibank N.A.	4,100,000	2,049,774	3/15/13	(49,774)
Canadian Dollar	Goldman Sachs	2,600,000	2,602,061	4/25/13	14,423
Australian Dollar	Goldman Sachs	2,336,000	2,421,338	4/26/13	31,486
					(1,073,707)
Net unrealized loss on open forward foreign currency contracts					$(896,224)

During the six months ended January 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	5,000,000	$50,633
Options written	733,825,888	2,061,938
Options closed	(64,650,888)	(721,767)
Options exercised	—	—
Options expired	(519,675,000)	(374,288)
Written options, outstanding as of January 31, 2013	154,500,000	$1,016,516

50	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At January 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$770,000	3/15/49	0.070% quarterly	$(21,175)	$(43,994)	$22,819
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	420,000	3/15/49	0.070% monthly	(11,550)	(24,006)	12,456
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	240,000	2/17/51	0.350% monthly	(8,784)	(19,093)	10,309
Total	$1,430,000			$(41,509)	$(87,093)	$45,584

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$582,676	10/12/52	0.100% monthly	$10,532	22,020	$(11,488)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	594,567	10/12/52	0.100% monthly	10,747	19,665	(8,918)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	1,068,238	10/12/52	0.100% quarterly	19,308	40,356	(21,048)
Total	$2,245,481			$40,587	$82,041	$(41,454)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA*	2.43% annually	—	$74,221

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	CPI Urban Consumers NSA.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	51

At January 31, 2013, the Fund held collateral received from Credit Suisse First Boston Inc. and JP Morgan Securities Inc. in the amounts of $97,613 and $219,016 on credit default swap contracts valued at $(9,802) and $10,747, respectively. Net exposures to the counterparties were $(107,415) and $(208,269), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$2,625	$122,001	$201,253	$325,879
Futures contracts[3]	4,402,866	—	—	4,402,866
Swap contracts[4]	—	—	114,808	114,808
Forward foreign currency contracts	—	513,154	—	513,154
Total	$4,405,491	$635,155	$316,061	$5,356,707

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$3,094	$201,253	$204,347
Futures contracts[3]	$4,601,397	—	—	4,601,397
Swap contracts[4]	—	—	41,509	41,509
Forward foreign currency contracts	—	1,409,378	—	1,409,378
Total	$4,601,397	$1,412,472	$242,762	$6,256,631

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

52	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(7,480)	$(6,941)	$(578,234)	$339,920	$(252,735)
Written options	19,649	24,254	407,082	197,682	648,667
Futures contracts	553,963	—	—	—	553,963
Swap contracts	(10,727)	—	381,940	(116,429)	254,784
Forward foreign currency contracts	—	515,337	—	—	515,337
Total	$555,405	$532,650	$210,788	$421,173	$1,720,016

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(14,710)	$66,328	$(691,294)	$(639,676)
Written options	—	(17,383)	789,948	772,565
Futures contracts	(563,847)	—	—	(563,847)
Swap contracts	—	—	(125,639)	(125,639)
Forward foreign currency contracts	—	(1,825,512)	—	(1,825,512)
Total	$(578,557)	$(1,776,567)	$(26,985)	$(2,382,109)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$686,738
Written options	330,583
Futures contracts (to buy)	124,350,549
Futures contracts (to sell)	165,894,019
Forward foreign currency contracts (to buy)	21,646,200
Forward foreign currency contracts (to sell)	39,872,131

Average Notional Balance
Credit default swap contracts (to buy protection)	$3,331,364
Credit default swap contracts (to sell protection)	3,327,571
Total return swap contracts	26,630,208

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 (on August 1, 2012, Class C shares were reclassified as Class C1 shares) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	53

Class C1 (on August 1, 2012, Class C shares were reclassified as Class C1 shares) shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$492,140	$286,249
Class B	58,993	39,107
Class C*	2,420	178
Class C1♦	225,480	40,442
Class I	—	7,593
Total	$779,033	$373,569

*	For the period August 1, 2012 (inception date) to January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

For the six months ended January 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C*	—
Class C1♦	—
Class I	$2,037
Total	$2,037

*	For the period August 1, 2012 (inception date) to January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Six Months Ended January 31, 2013	Year Ended July 31, 2012
Net Investment Income:
Class A	$8,359,633	$15,074,697
Class B	266,916	1,325,064
Class C*	8,645	—
Class C1♦	1,229,222	2,281,392
Class I	209,090	254,593
Total	$10,073,506	$18,935,746

*	For the period August 1, 2012 (inception date) to January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

54	Western Asset Global Strategic Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At January 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,225,056	$30,055,464	10,743,909	$71,768,580
Shares issued on reinvestment	1,128,381	8,022,665	2,159,054	14,481,131
Shares repurchased	(6,549,269)	(46,521,483)	(12,564,103)	(84,141,732)
Net increase (decrease)	(1,195,832)	$(8,443,354)	338,860	$2,107,979

Class B
Shares sold	54,384	$382,785	141,827	$953,325
Shares issued on reinvestment	37,025	260,091	192,861	1,276,721
Shares repurchased	(456,252)	(3,201,780)	(1,296,995)	(8,708,197)
Net decrease	(364,843)	$(2,558,904)	(962,307)	$(6,478,151)

Class C1
Shares sold	131,072	$929,171	—	—
Shares issued on reinvestment	1,147	8,180	—	—
Shares repurchased	(8,478)	(60,430)	—	—
Net increase	123,741	$876,921	—	—

Class C1♦
Shares sold	92,202	$654,349	1,062,435	$7,120,383
Shares issued on reinvestment	160,103	1,140,320	317,091	2,129,121
Shares repurchased	(866,803)	(6,183,722)	(1,726,532)	(11,533,654)
Net decrease	(614,498)	$(4,389,053)	(347,006)	$(2,284,150)

Class I
Shares sold	459,869	$3,267,665	1,076,315	$7,232,546
Shares issued on reinvestment	20,999	150,107	33,529	226,395
Shares repurchased	(184,081)	(1,313,632)	(733,703)	(4,935,194)
Net increase	296,787	$2,104,140	376,141	$2,523,747

[1]	For the period August 1, 2012 (inception date) to January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Global Strategic Income Fund 2013 Semi-Annual Report	55

8. Capital loss carryforward

As of July 31, 2012, the Fund had the following net capital loss carryforward remaining:

Date of Expiration	Amount
7/31/2018	$(39,121,035)
7/31/2019	(13,294,386)
$(52,415,421)

These amounts will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

56	Western Asset Global Strategic Income Fund

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund), a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors

Western Asset Global Strategic Income Fund	57

discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information

58	Western Asset Global Strategic Income Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as multi-sector income funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2012 was above the median and that its performance for the 5- and 10-year periods ended June 30, 2012 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Western Asset Global Strategic Income Fund	59

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as multi-sector income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, its Contractual Management Fee is approximately equivalent to the asset-weighted average of the management fees paid by other funds in the same Lipper investment classification/objective at all asset levels.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

60	Western Asset Global Strategic Income Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/13 SR13-1883

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	March 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	March 25, 2013